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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated January 18, 2000 included in this Form 8-K into the Company's previously filed Registration Statements File Nos. 333-70085, 333-69385, 333-68755, 333-84187, 333-91347, 333-82399, 333-92437, 333-96033, 333-30596,
333-32468, and 333-32448.


                                          ARTHUR ANDERSEN LLP


Boston, Massachusetts
April 3, 2000